Exhibit 10.17

Award No. ***
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Restricted Stock Unit
(Service-Based Vesting)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:	***

Number of Shares:	***
Date of Grant:        ***
First Vesting Date:    ***

***This information is as shown in the Restricted Stock Units section of the third party administrator’s online portal.

Subject to the forfeiture provisions set forth in this Agreement, this Award will vest as to 33 1/3% of the Number of Shares on the First Vesting Date and as to 33 1/3% of the Number of Shares on each of the first and second anniversaries of the First Vesting Date (each a “Vesting Date”), provided you have not Terminated before the respective Vesting Dates. Notwithstanding the foregoing, Sections 1(b) through 1(d) provide certain circumstances in which you may vest in all or a portion of this Award before the foregoing Vesting Dates. Any portion of this Award that does not vest, including pursuant to Sections 1(b) through 1(d), shall be cancelled and you will have no further right or claim thereunder.

1.	In the event of your Termination prior to the last Vesting Date, the following provisions will govern the vesting of this Award:

(a)
Termination Generally: In the event of your Termination prior to the last Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award immediately will stop vesting and will terminate, and you will have no further right or claim to anything under this Award (other than with respect to the portion of the Award that has previously vested).

(b)
Termination due to Retirement: In the event of your Termination prior to the last Vesting Date due to your Retirement, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Retirement” means the Termination of your employment with the Company after you have reached age fifty-five (55) and completed ten (10) full years of service with the Company (including any parent or Subsidiary).

(c)
Termination due to Death or Disability: In the event of your Termination prior to the last Vesting Date due to your death or Disability after you have been actively employed by the Company for one year or more, this Award will vest as to 100% of the Number of Shares on your Termination Date, minus any Shares in which you already have vested, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Disability” is defined in Section 30(j) of the Plan.

(d)
Termination On or Within One Year Following Corporate Transaction: In the event of your Termination by the Company or its successor on or within one year following the date of a Corporate Transaction and prior to the final Vesting Date, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the Plan.

(e)	For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2.
Issuance of Shares under this Award: Subject to Section 4 of the Agreement, the Company will issue you the Shares subject to this Award as soon as reasonably possible after any Vesting Date or any other date upon which this Award vests under Sections 1(a) through 1(d) (but, to the extent that Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) is applicable to you, in no case later than March 15th of the calendar year after the calendar year in which the vesting event occurs). Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

3.
Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

4.
Withholding Taxes: If you are subject to United States federal income and employment taxes, this Award is generally taxable upon vesting based on the Fair Market Value on the date the Award (or portion thereof) vests. For further detail, and for information regarding taxation in other jurisdictions, you should refer to the Global Supplement, which is an attachment to and is incorporated by reference into this Agreement. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Award and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Award or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, if you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, these obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. For purposes of this Award, “Fair Market Value” is defined in Section 30(m) of the Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Award, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of this Award or the subsequent sale of any of the Shares underlying the Award that vest. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

5.
Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

6.	Other Matters:

(a)
The Award granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b
As the grant of the Award is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Award will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c)
Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Award, including reducing the number of Shares subject to this Award, in accordance with Company policy.

(d)
This Award is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Award is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses long-service awards, pension or retirement benefits or similar payments.

(e)
Your participation in the Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(h)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(i)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(j)	Data Transfer for Administration of Plan.

(i)
You understand that Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(iv)
If you are located in the European Union, your employer and the Company process and transfer Data to Morgan Stanley on the legal basis of: (i) your consent where required under applicable law; (ii) entering into a contract with you and performing our obligations pursuant to such contract.

If you are an employee outside the United States, you will be asked to consent to this data transfer for implementation, administration and management of the Plan separately on the third party administrator’s website when you accept your Award.

(k)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

7.
Miscellaneous: This Agreement (including the Plan, which is incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH
Brad D. Smith, President
and Chief Executive Officer

Award No. ***
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Restricted Stock Unit
(Performance-Based Vesting with Relative Total Shareholder Return Goals: CEO)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The maximum number of Shares that are subject to the Award and may become eligible to vest (“Maximum Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:
Address:
Maximum Shares: [___] total (200% of the Target Shares)
Target Shares: [___] total ([___] (one-third of the total number of Target Shares) for each of the three overlapping Performance Periods)
Date of Grant:
Vesting Date:

***This information is as shown in the Restricted Stock Units section of the third party administrator’s online portal.

Vesting Based on Achievement of Total Shareholder Return Goals. Subject to the service conditions included in this Agreement, vesting of this Award is based on Intuit’s percentile rank of total shareholder return (“TSR”) among a group of comparator companies (the “Comparison Group”), as set forth on Exhibit A (the “TSR Goals”). Actual performance against the TSR Goals is measured as follows: up to one-third of the Maximum Shares will be eligible to vest based on the actual performance against the TSR Goals as measured over the period beginning on August 1, [year] and ending on July 31, [year] (the “12 Month Performance Period”), up to one-third of the Maximum Shares will be eligible to vest based on the actual performance against the TSR Goals as measured over the period beginning on August 1, [year] and ending on July 31, [year] (the “24 Month Performance Period”), and up to one-third of the Maximum Shares will be eligible to be vest based on the actual performance against the TSR Goals as measured over the period beginning on August 1, [year] and ending on July 31, [year] (the “36 Month Performance Period” and together with the 12 Month Performance Period and the 24 Month Performance Period, the “Performance Periods” and each a “Performance Period”). The actual performance against the TSR Goals for each Performance Period must be certified by the Compensation and Organizational Development Committee of Intuit’s Board of Directors (“Committee”) in order for any portion of this Award to be eligible to vest; provided, however, that if Intuit’s TSR is negative during a Performance Period, then the maximum Shares that the Committee can certify as eligible to vest for that Performance Period will be the Target Shares for that Performance Period. The Committee will certify the results of the TSR Goals as soon as reasonably possible (the date of such certification for the respective Performance Period, the “Certification Date”) after each Performance Period. Any portion of this Award that is eligible to vest based on the Committee’s certification will be subject to continued service through the Vesting Date in order to become fully vested. For avoidance of doubt, you must remain in continued service with Intuit through and including the Vesting Date in order to become vested in any portion of the Award that becomes eligible to vest based on the Committee’s certification. Any portion of this Award that is not eligible to vest based on the Committee’s certification for the applicable Performance Period will terminate on the Certification Date of the respective Performance Period. Notwithstanding the foregoing, Sections 1(b) through 1(e) provide certain circumstances in which you may vest in this Award before the Vesting Date and/or without certification of the TSR Goals by the Committee. If any of Sections 1(b) through 1(e) apply, then any portion of this Award that does not vest pursuant to those sections will terminate.

Comparison Group. The Comparison Group will be the companies shown on Exhibit B (each, together with Intuit, a “Member Company”); provided, however, that a company will be removed from the Comparison Group if, during a Performance Period, it ceases to have a class of equity securities that is both registered under the Securities Exchange Act of 1934 and actively traded on a U.S. public securities market (unless such cessation of such listing is due to any of the circumstances in (i) through (iv) of the following paragraph).

Definition of TSR. “TSR” as applied to any Member Company means stock price appreciation from the beginning to the end of the applicable Performance Period, plus dividends and distributions made or declared (assuming such dividends or distributions are reinvested in the common stock of the Member Company) during such Performance Period, expressed as a percentage return. Except as modified in Section 1(e), for purposes of computing TSR, the stock price at the beginning of a Performance Period will be the average price of a share of common stock of a Member Company over the 30 trading days beginning on August 1, [year], and the stock price at the end of the Performance Period will be the average price of a share of common stock of a Member Company over the 30 trading days ending (i) July 31, [year], for the 12 Month Performance Period, (ii) July 31, [year], for the 24 Month Performance Period, and (iii) July 31, [year] for the 36 Month Performance Period, adjusted for stock splits or similar changes in capital structure; provided, however, that TSR for a Member Company will be negative one hundred percent (-100%) if the Member Company: (i) files for bankruptcy, reorganization, or liquidation under any chapter of the U.S. Bankruptcy Code; (ii) is the subject of an involuntary bankruptcy proceeding that is not dismissed within 30 days; (iii) is the subject of a stockholder approved plan of liquidation or dissolution; or (iv) ceases to conduct substantial business operations. For avoidance of doubt, the acquisition of a Member Company by another person or group of related persons by itself does not result in the Member Company being treated as ceasing to conduct substantial business operations.

1. In the event of your Termination prior to the Vesting Date, the following provisions will govern the vesting of this Award:

(a) Termination Generally: In the event of your Termination prior to the Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award will terminate without having vested as to any of the Shares and you will have no right or claim to anything under this Award.

(b) Termination due to Retirement: In the event of your Termination prior to the Vesting Date due to your Retirement, you will vest immediately on the date of your Retirement in a pro-rata portion of the Award, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply this quotient (the “pro rata percentage”) by the sum of (i) the number of Shares that were to vest on the Vesting Date, subject to your continued employment, based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period, and (ii) 100% of the Target Shares that remain subject to any incomplete Performance Period, and round down to the nearest whole Share. The Vesting Date under this Agreement will be your Termination Date. Subject to Section 6(k), Shares that become vested in accordance with this Section 1(b) will be distributed to you as soon as reasonably practicable following the date of your Retirement. For purposes of this Award, “Retirement” means the Termination of your employment with the Company after you have reached age fifty-five (55) and completed ten (10) full years of service with the Company (including any parent or Subsidiary). Notwithstanding the foregoing, if at the time of your Retirement you will be a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), then the number of Shares in which you shall vest with respect to any incomplete Performance Period shall be based on the actual level of achievement of the TSR Goals, as certified by the Committee, after applying the pro rata percentage and rounding down to the nearest whole share, and such Shares will be distributed to you at the same time as other Participants after the Vesting Date.

(c) Termination due to Death or Disability: In the event of your Termination prior to the Vesting Date due to your death or Disability after you have been actively employed by the Company for one year or more, this Award will vest immediately as to the sum of (i) the number of Shares that were to vest on the Vesting Date, assuming that you had continued employment until the Vesting Date, based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period, and (ii) 100% of the Target Shares that remain subject to any incomplete Performance Period. The Vesting Date under this Agreement will be your Termination Date. Shares that become vested in accordance with this Section 1(c) will be distributed to you as soon as reasonably practicable following the date of your Termination due to your death or Disability. For purposes of this Award, “Disability” is defined in Section 30(j) of the Plan.

(d) Involuntary Termination: In the event of your Involuntary Termination before the Vesting Date, a pro rata portion of this Award will vest immediately on your Termination Date by applying the pro rata percentage to the sum of (i) the number of Shares that were to vest on the Vesting Date, assuming that you had continued employment until the Vesting Date, based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period, and (ii) 100% of the Target Shares that remain subject to any incomplete Performance Period, and rounding down to the nearest whole Share. Subject to Section 6(k), Shares that become vested in accordance with this Section 1(d) will be distributed to you as soon as reasonably possible after the effective date of a waiver and general release of claims executed by you in favor of the Company and certain related persons determined by the Company in the form presented by the Company (“Release”). If you do not execute the Release within forty-five (45) days following your Termination Date or such longer period of time as may be required under applicable law, then you will not be entitled to the receipt of any Shares under this Section 1(d). If the time period to execute and/or revoke the Release spans two calendar years, then, notwithstanding anything contained herein to the contrary, Shares to be distributed to you pursuant to this Section 1(d) will not be distributed to you until the second calendar year. Involuntary Termination means, for purposes of this Agreement, either (A) your Termination by the Company without Cause, or (B) your resignation for Good Reason. “Cause” means, for purposes of this Agreement, (i) gross negligence or willful misconduct in the performance of your duties to the Company (other than as a result of a Disability) that has resulted or is likely to result in material damage to the Company, after a written demand for substantial performance is delivered to you by the Board of Directors which specifically identifies the manner in which you have not substantially performed your duties and you have been provided with a reasonable opportunity of not less than 30 days to cure any alleged gross negligence or willful misconduct; (ii) commission of any act of fraud with respect to the Company; or (iii) conviction of a felony or a crime involving moral turpitude. No act or failure to act by you will be considered “willful” if done or omitted by you in good faith with reasonable belief that your action or omission was in the best interests of the Company. “Good Reason” means, for the purposes of this Agreement, your resignation within sixty (60) days after the occurrence any of the following events without your consent: (i) a material reduction in your duties that is inconsistent with your position at the time of the Date of Grant, (ii) any material reduction in your base annual salary or target annual bonus (other than in connection with a general decrease in the base salaries or target bonuses for all officers of Intuit), or (iii) a requirement by Intuit that you relocate your principal office to a facility more than 50 miles from your principal office on the Date of Grant; provided however, that with regard to (i) through (iii) you must provide Intuit with written notice of the event allegedly constituting “Good Reason,” and Intuit will have 15 days from the date it receives such written notice to cure such event. Notwithstanding anything in this Section 1(d) to the contrary, if you will be a “covered employee” under Section 162(m)(3) of the Code on the date of your Involuntary Termination, then your Award will not be treated as described above in this Section 1(d), but instead, you shall vest in a pro rata portion of this Award, calculated by applying the pro rata percentage to the actual level of achievement of the TSR Goals, as certified by the Committee, and rounding down to the nearest whole Share. Shares will be distributed to you at the same time as other Participants after the Vesting Date, provided that the Release has become effective. If you do not execute the Release before the time that Shares are distributed to other Participants, then Shares will be distributed to you at the time the Release has become effective, provided that the Release becomes effective during the time period provided in this Section 1(d).

(e) Corporate Transaction: In the event of a Corporate Transaction before the Vesting Date, the level of achievement of the TSR Goals will be based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period and will be determined as of the effective date of the Corporate Transaction based on the Comparison Group as constituted on such date (the “CIC Achievement Level”) for any incomplete Performance Period. In addition, for any incomplete Performance Period, Intuit’s ending stock price will be the sale price of the Shares in the Corporate Transaction and the ending stock price of the other Member Companies will be the average price of a share of common stock of a Member Company over the 30 trading days ending on the effective date of the Corporate Transaction, in each case adjusted for changes in capital structure. This Award will vest immediately prior to the consummation of such Corporate Transaction based on the CIC Achievement Level. Shares that become vested in accordance with this Section 1(e) will be distributed as soon as reasonably possible after such determinations are complete. For avoidance of doubt, with respect to any incomplete Performance Period, this provision is intended to result in you vesting in the number of Shares corresponding to the CIC Achievement Level, without Committee certification, provided that you are employed immediately prior to the consummation of a Corporate Transaction. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the Plan; provided such Corporate Transaction constitutes a “change in the ownership or effective control” of the Company or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulations 1.409A-3(a)(5) and 1.409A-3(i) (“409A Change in Control”).

(f) For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2. Automatic Deferral; Issuance of Shares under this Award: Subject to Section 4 of the Agreement, payment of the Award through the issuance of Shares that become vested as of the Vesting Date shall be automatically deferred until the earliest of: (a) the date that is one year following the Vesting Date; (b) Termination described in Section 1(c) above; or (c) the occurrence of a 409A Change in Control (the earliest such date, the “Settlement Date”). For avoidance of doubt, the occurrence of a Corporate Transaction following the Vesting Date that is not a 409A Change in Control will not trigger the issuance of Shares prior to the date that is one year following the Vesting Date. Subject to Section 6(k), in the event of a Termination pursuant to Sections 1(b) through 1(d) prior to the Vesting Date (other than with respect to a “covered employee” under Sections 1(b) or 1(d)), Shares will be distributed as soon as reasonably possible after the Termination Date or, if later, the date that the Release becomes effective in accordance with Section 1(d) (but, to the extent that Section 409A of the Code is applicable to you, in no case later than March 15th of the calendar year after the calendar year in which the Termination Date or the effective date of the Release occurs). In addition, upon the occurrence of an event described in Sections 1(b) through 1(d) after the Vesting Date, any Shares that previously became vested on the Vesting Date but have not yet been issued to you shall be issued by the Company as soon as reasonably possible after the occurrence of the event described in Sections 1(b) through 1(d), but in any event in compliance with Section 409A of the Code, including the provisions of Section 6(k) below. Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement. All issuances of Shares will be subject to the requirements of Section 409A of the Code. Notwithstanding the foregoing, upon your Termination by the Company for Cause, any portion of the Award that has not been previously settled will terminate, be forfeited, and you will have no further right or claim to anything under this Award.

3. Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

4.
Withholding Taxes: If you are subject to United States federal income and employment taxes, this Award is generally taxable upon vesting based on the Fair Market Value on the Settlement Date; provided that this Award may become taxable for purposes of employment taxes upon vesting, if earlier than a Settlement Date. For further detail, and for information regarding taxation in other jurisdictions, you should refer to the Global Supplement, which is an attachment to and is incorporated by reference into this Agreement. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Award and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Award or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, since you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, these obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. For purposes of this Award, “Fair Market Value” is defined in Section 30(m) of the Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Award, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of this Award or the subsequent sale of any of the Shares underlying the Award. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

5. Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

6. Other Matters:

(a) The Award granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b)
As the grant of the Award is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Award will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c) Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Award, including reducing the number of Shares subject to this Award, in accordance with Company policy.

(d)
This Award is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Award is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses long-service awards, pension or retirement benefits or similar payments.

(e) Your participation in the Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(h)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(i)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(j)	Data Transfer for Administration of Plan.

(i)
You understand that the Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(iv)
If you are located in the European Union, your employer and the Company process and transfer Data to Morgan Stanley on the legal basis of: (i) your consent where required under applicable law; (ii) entering into a contract with you and performing our obligations pursuant to such contract.

If you are an employee outside the United States, you will be asked to consent to this data transfer for implementation, administration and management of the Plan separately on the third party administrator’s website when you accept your Award.

(k)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

7. Miscellaneous: This Agreement (including the Plan, which is incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /s/ ----------------------
[Name of officer executing the award agreement]

Award No. ***
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Restricted Stock Unit
(Service-Based Vesting with Threshold Goal: CEO)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:	***

Number of Shares:	***
Date of Grant:        ***
First Vesting Date:    ***

***This information is as shown in the Restricted Stock Units section of the third party administrator’s online portal.

Vesting Based on Achievement of Threshold Performance and Service. This Award will be eligible to vest only if the threshold level of performance, as defined in Exhibit A (the “Threshold Goal”), is achieved and is certified by the Compensation and Organizational Development Committee of Intuit’s Board of Directors (the “Committee”). If the Threshold Goal is not achieved and/or certified by the Committee, except as expressly provided in this Agreement, this Award will immediately terminate and you will not be entitled to receive any Shares under this Award. If the Threshold Goal is achieved and certified by the Committee, then you will have the opportunity to vest in this Award as to 33 1/3% of the Number of Shares on each of July 1, [year] (or, if later, the date that the Threshold Goal is certified), July 1, [year], and July 1, [year] (each a “Vesting Date”), provided, in each case, you have not Terminated before the respective Vesting Date. Notwithstanding the foregoing, Sections 1(b) through 1(d) provide certain circumstances in which you may vest in all or a portion of this Award without certification of the Threshold Goal and/or before the foregoing Vesting Dates. Any portion of this Award that does not vest, including pursuant to Sections 1(b) through 1(d), shall be cancelled and you will have no further right or claim thereunder.

1. In the event of your Termination prior to the last Vesting Date, the following provisions will govern the vesting of this Award:

(a) Termination Generally: In the event of your Termination prior to the last Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award immediately will stop vesting and will terminate, and you will have no further right or claim to anything under this Award (other than with respect to the portion of the Award that has previously vested).

(b) Termination due to Retirement: In the event of your Termination prior to the last Vesting Date due to your Retirement, then, provided that the Threshold Goal is both met and certified by the Committee, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Retirement” means the Termination of your employment with the Company after you have reached age fifty-five (55) and completed ten (10) full years of service with the Company (including any parent or Subsidiary).

(c) Termination due to Death or Disability: In the event of your Termination prior to the last Vesting Date due to your death or Disability after you have been actively employed by the Company for one year or more, this Award will vest as to 100% of the Number of Shares on your Termination Date, minus any Shares in which you already have vested, regardless of whether the Threshold Goal has been met, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Disability” is defined in Section 30(j) of the Plan.

(d) Termination On or Within One Year Following Corporate Transaction: In the event of your Termination by the Company or its successor on or within one year following the date of a Corporate Transaction and prior to the last Vesting Date, you will vest in a pro-rata portion of the Number of Shares, regardless of whether the Threshold

Goal has been met, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the Plan.

(e) For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2.	Automatic Deferral; Issuance of Shares under this Award:

(a)
Following a Vesting Date, and subject to Section 4 of the Agreement, the Company will issue you the Shares that became vested on such Vesting Date as soon as reasonably possible after the earliest of (i) the date that is one year following the applicable Vesting Date, (ii) the date of your death or termination of employment on account of Disability, or (iii) the occurrence of a Corporate Transaction that is a 409A Change in Control (as defined below). In the event that the 409A Change in Control precedes such Vesting Date, the Company will issue you the Shares that become vested on such Vesting Date as soon as reasonably possible following such Vesting Date. For avoidance of doubt, the occurrence of a Corporate Transaction that is not a 409A Change in Control will not trigger the issuance of Shares prior to the date that is one year following the applicable Vesting Date.

(b)
Upon the occurrence of an event described in Sections 1(b), 1(c) or 1(d), any Shares that become vested on account of the application of Sections 1(b), 1(c) or 1(d) will be issued to you by the Company as soon as reasonably possible after the occurrence thereof. In addition, upon the occurrence of an event described in Sections 1(b), 1(c) or 1(d) after a Vesting Date, any Shares that previously became vested on account of the occurrence of such Vesting Date but have not yet been issued to you shall be issued by the Company as soon as reasonably possible after the occurrence of the event described in Section 1(b), 1(c) or 1(d), but in any event in compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), including the provisions of Section 6(k) below.

(c)
A “409A Change in Control” shall mean a “change in the ownership or effective control” of the Company or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulations §§1.409A-3(a)(5) and 1.409A-3(i).

(d)
For purposes of this Award, each date on which the shares are issued to you in respect of the Award is referred to as a “Settlement Date.” Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement. All issuances of Shares will be subject to the requirements of Section 409A of the Code.

(e)
Notwithstanding the foregoing, upon your Termination by the Company for Cause (as defined below), any portion of the Award that has not been previously settled will terminate, be forfeited, and you will have no further right or claim to anything under this Award. “Cause” means, for purposes of this Agreement, (i) gross negligence or willful misconduct in the performance of your duties to the Company (other than as a result of a Disability) that has resulted or is likely to result in material damage to the Company, after a written demand for substantial performance is delivered to you by the Board of Directors which specifically identifies the manner in which you have not substantially performed your duties and you have been provided with a reasonable opportunity of not less than 30 days to cure any alleged gross negligence or willful misconduct; (ii) commission of any act of fraud with respect to the Company; or (iii) conviction of a felony or a crime involving moral turpitude. No act or failure to act by you will be considered “willful” if done or omitted by you in good faith with reasonable belief that your action or omission was in the best interests of the Company. If the term “Cause” is defined in a separate agreement between you and the Company setting forth the terms of your employment relationship with the Company, that definition of “Cause” shall apply in lieu of the definition set forth in this Section 2(e).

3.
Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

4.
Withholding Taxes: If you are subject to United States federal income and employment taxes, this Award is generally taxable upon a Settlement Date based on the Fair Market Value on such date; provided that this Award may become taxable for purposes of employment taxes upon vesting, if earlier than a Settlement Date. For further detail, and for information regarding taxation in other jurisdictions, you should refer to the Global Supplement, which is an attachment to and is incorporated by reference into this Agreement. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Award and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Award or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, since you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, these obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. For purposes of this Award, “Fair Market Value” is defined in Section 30(m) of the Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Award, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of this Award or the subsequent sale of any of the Shares underlying the Award that vest. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

5.
Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

6.	Other Matters:

(a)
The Award granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b)
As the grant of the Award is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Award will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c)
Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Award, including reducing the number of Shares subject to this Award, in accordance with Company policy.

(d)
This Award is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Award is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses long-service awards, pension or retirement benefits or similar payments.

(e)
Your participation in the Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(h)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(i)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(j)	Data Transfer for Administration of Plan.

(i)
You understand that Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(iv)
If you are located in the European Union, your employer and the Company process and transfer Data to Morgan Stanley on the legal basis of: (i) your consent where required under applicable law; (ii) entering into a contract with you and performing our obligations pursuant to such contract.

If you are an employee outside the United States, you will be asked to consent to this data transfer for implementation, administration and management of the Plan separately on the third party administrator’s website when you accept your Award.

(k)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

7.
Miscellaneous: This Agreement (including the Plan, which is incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ ----------------------
[Name of officer executing the award agreement]

Award No. ***
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Restricted Stock Unit
(Executive Performance-Based Vesting: Relative Total Shareholder Return Goals)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The maximum number of Shares that are subject to the Award and may become eligible to vest (“Maximum Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:
Address:
Maximum Shares: [__] total (200% of the Target Shares)
Target Shares: [__] total ([___] (one-third of the total number of Target Shares) for each of the three overlapping Performance Periods)
Date of Grant:
Vesting Date:

***This information is as shown in the Restricted Stock Units section of the third party administrator’s online portal.

Vesting Based on Achievement of Total Shareholder Return Goals. Subject to the service conditions included in this Agreement, vesting of this Award is based on Intuit’s percentile rank of total shareholder return (“TSR”) among a group of comparator companies (the “Comparison Group”), as set forth on Exhibit A (the “TSR Goals”). Actual performance against the TSR Goals is measured as follows: up to one-third of the Maximum Shares will be eligible to vest based on the actual performance against the TSR Goals as measured over the period beginning on August 1, [year] and ending on July 31, [year] (the “12 Month Performance Period”), up to one-third of the Maximum Shares will be eligible to vest based on the actual performance against the TSR Goals as measured over the period beginning on August 1, [year] and ending on July 31, [year] (the “24 Month Performance Period”), and up to one-third of the Maximum Shares will be eligible to be vest based on the actual performance against the TSR Goals as measured over the period beginning on August 1, [year] and ending on July 31, [year] (the “36 Month Performance Period” and together with the 12 Month Performance Period and the 24 Month Performance Period, the “Performance Periods” and each a “Performance Period”). The actual performance against the TSR Goals for each Performance Period must be certified by the Compensation and Organizational Development Committee of Intuit’s Board of Directors (“Committee”) in order for any portion of this Award to be eligible to vest; provided, however, that if Intuit’s TSR is negative during a Performance Period, then the maximum Shares that the Committee can certify as eligible to vest for that Performance Period will be the Target Shares for that Performance Period. The Committee will certify the results of the TSR Goals as soon as reasonably possible (the date of such certification for the respective Performance Period, the “Certification Date”) after each Performance Period. Any portion of this Award that is eligible to vest based on the Committee’s certification will be subject to continued service through the Vesting Date in order to become fully vested. For avoidance of doubt, you must remain in continued service with Intuit through and including the Vesting Date in order to become vested in any portion of the Award that becomes eligible to vest based on the Committee’s certification. Any portion of this Award that is not eligible to vest based on the Committee’s certification for the applicable Performance Period will terminate on the Certification Date of the respective Performance Period.

Notwithstanding the foregoing, Sections 1(b) through 1(e) provide certain circumstances in which you may vest in this Award before the Vesting Date and/or without certification of the TSR Goals by the Committee. If any of Sections 1(b) through 1(e) apply, then any portion of this Award that does not vest pursuant to those sections will terminate.

Comparison Group. The Comparison Group will be the companies shown on Exhibit B (each, together with Intuit, a “Member Company”); provided, however, that a company will be removed from the Comparison Group if, during a Performance Period, it ceases to have a class of equity securities that is both registered under the Securities Exchange Act of 1934 and actively traded on a U.S. public securities market (unless such cessation of such listing is due to any of the circumstances in (i) through (iv) of the following paragraph).

Definition of TSR. “TSR” as applied to any Member Company means stock price appreciation from the beginning to the end of the applicable Performance Period, plus dividends and distributions made or declared (assuming such dividends or distributions are reinvested in the common stock of the Member Company) during such Performance Period, expressed as a percentage return. Except as modified in Section 1(e), for purposes of computing TSR, the stock price at the beginning of a Performance Period will be the average price of a share of common stock of a Member Company over the 30 trading days beginning on August 1, [year], and the stock price at the end of the Performance Period will be the average price of a share of common stock of a Member Company over the 30 trading days ending (i) July 31, [year], for the 12 Month Performance Period, (ii) July 31, [year], for the 24 Month Performance Period, and (iii) July 31, [year] for the 36 Month Performance Period, adjusted for stock splits or similar changes in capital structure; provided, however, that TSR for a Member Company will be negative one hundred percent (-100%) if the Member Company: (i) files for bankruptcy, reorganization, or liquidation under any chapter of the U.S. Bankruptcy Code; (ii) is the subject of an involuntary bankruptcy proceeding that is not dismissed within 30 days; (iii) is the subject of a stockholder approved plan of liquidation or dissolution; or (iv) ceases to conduct substantial business operations. For avoidance of doubt, the acquisition of a Member Company by another person or group of related persons by itself does not result in the Member Company being treated as ceasing to conduct substantial business operations.

1.	In the event of your Termination prior to the Vesting Date, the following provisions will govern the vesting of this Award:

(a)
Termination Generally: In the event of your Termination prior to the Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award immediately will terminate without having vested as to any of the Shares and you will have no right or claim to anything under this Award.

(b)
Termination due to Retirement: In the event of your Termination prior to the Vesting Date due to your Retirement, you will vest immediately on the date of your Retirement in a pro-rata portion of the Award, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply this quotient (the “pro rata percentage”) to the sum of (i) the number of Shares that were to vest on the Vesting Date, subject to your continued employment, based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period, and (ii) 100% of the Target Shares that remain subject to any incomplete Performance Period, and round down to the nearest whole Share. The Vesting Date under this Agreement will be your Termination Date. Subject to Section 6(k), Shares that become vested in accordance with this Section 1(b) will be distributed to you as soon as reasonably practicable following the date of your Retirement. For purposes of this Award, “Retirement” means the Termination of your employment with the Company after you have reached age fifty-five (55) and completed ten (10) full years of service with the Company (including any parent or Subsidiary). Notwithstanding the foregoing, if at the time of your Retirement you will be a “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), then the number of Shares in which you shall vest with respect to any incomplete Performance Period shall be based on the actual level of achievement of the TSR Goals, as certified by the Committee, after applying the pro rata percentage and rounding down to the nearest whole share, and such Shares will be distributed to you at the same time as other Participants after the Vesting Date.

(c)
Termination due to Death or Disability: In the event of your Termination prior to the Vesting Date due to your death or Disability after you have been actively employed by the Company for one year or more, this Award will vest immediately as to the sum of (i) the number of Shares that were to vest on the Vesting Date, assuming that you had continued employment until the Vesting Date, based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period, and (ii) 100% of the Target Shares that remain subject to any incomplete Performance Period. The Vesting Date under this Agreement will be your Termination Date. Shares that become vested in accordance with this Section 1(c) will be distributed to you as soon as reasonably practicable following the date of your Termination due to your death or Disability. For purposes of this Award, “Disability” is defined in Section 30(j) of the Plan.

(d)
Involuntary Termination. In the event of your Involuntary Termination before the Vesting Date, a pro rata portion of this Award will vest immediately on your Termination Date by applying the pro rata percentage to the sum of (i) the number of Shares that were to vest on the Vesting Date, assuming that you had continued employment until the Vesting Date, based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period, and (ii) 100% of the Target Shares that remain subject to any incomplete Performance Period, and rounding down to the nearest whole Share. The pro rata percentage will be a percentage equal to your number of full months of service since the Date of Grant divided by thirty-six months. Subject to Section 6(k), Shares that become vested in accordance with this Section 1(d) will be distributed to you as soon as reasonably possible after the effective date of a waiver and general release of claims executed by you in favor of the Company and certain related persons determined by the Company in the form presented by the Company (“Release”). If you do not execute the Release within forty-five (45) days following your Termination Date, or such longer period of time as may be required under applicable law, then you will not be entitled to the receipt of any Shares under this Section 1(d). If the time period to execute and/or revoke the Release spans two calendar years, then, notwithstanding anything contained herein to the contrary, Shares to be distributed to you pursuant to this Section 1(d) will not be distributed to you until the second calendar year. Involuntary Termination means, for purposes of this Agreement, either (A) your Termination by the Company without Cause, or (B) your resignation for Good Reason. “Cause” means, for purposes of this Agreement, (i) gross negligence or willful misconduct in the performance of your duties to the Company (other than as a result of a Disability) that has resulted or is likely to result in material damage to the Company, after a written demand for substantial performance is delivered to you by the Company which specifically identifies the manner in which you have not substantially performed your duties and you have been provided with a reasonable opportunity of not less than 30 days to cure any alleged gross negligence or willful misconduct; (ii) commission of any act of fraud with respect to the Company; or (iii) conviction of a felony or a crime involving moral turpitude. No act or failure to act by you will be considered “willful” if done or omitted by you in good faith with reasonable belief that your action or omission was in the best interests of the Company. “Good Reason” means, for the purposes of this Agreement, your resignation within sixty (60) days after the occurrence any of the following events without your consent: (i) a material reduction in your duties that is inconsistent with your position at the time of the Date of Grant, (ii) any material reduction in your base annual salary or target annual bonus (other than in connection with a general decrease in the base salaries or target bonuses for all officers of Intuit), or (iii) a requirement by Intuit that you relocate your principal office to a facility more than 50 miles from your principal office on the Date of Grant; provided however, that with regard to (i) through (iii) you must provide Intuit with written notice of the event allegedly constituting “Good Reason,” and Intuit will have 15 days from the date it receives such written notice to cure such event. Notwithstanding anything in this Section 1(d) to the contrary, if you will be a “covered employee” under Section 162(m)(3) of the Code on the date of your Involuntary Termination, then your Award will not be treated as described above in this Section 1(d), but instead, a pro rata portion of this Award will vest on the Vesting Date calculated by applying the pro rata percentage to the actual level of achievement of the TSR Goals, as certified by the Committee, and rounding down to the nearest whole Share. Shares will be distributed to you at the same time as other Participants after the Vesting Date, provided that the Release has become effective. If you do not execute the Release before the time that Shares are distributed to other Participants, then Shares will be distributed to you at the time the Release has become effective, provided that the Release becomes effective during the time period provided in this Section 1(d).

(e)
Corporate Transaction: In the event of a Corporate Transaction before the Vesting Date, the level of achievement of the TSR Goals will be based on the actual level of achievement of the TSR Goals, as certified by the Committee, for each completed Performance Period and will be determined as of the effective date of the Corporate Transaction based on the Comparison Group as constituted on such date (the “CIC Achievement Level”) for any incomplete Performance Period. In addition, for any incomplete Performance Period, Intuit’s ending stock price will be the sale price of the Shares in the Corporate Transaction and the ending stock price of the other Member Companies will be the average price of a share of common stock of a Member Company over the 30 trading days ending on the effective date of the Corporate Transaction, in each case adjusted for changes in capital structure. This Award will vest immediately prior to the consummation of such Corporate Transaction based on the CIC Achievement Level. Shares that become vested in accordance with this Section 1(e) will be distributed as soon as reasonably possible after such determinations are complete. For avoidance of doubt, with respect to any incomplete Performance Period, this provision is intended to result in you vesting in the number of Shares corresponding to the CIC Achievement Level, without Committee certification, provided that you are employed immediately prior to the consummation of a Corporate Transaction. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the Plan; provided that such Corporate Transaction constitutes a “change in the ownership or effective control” of the Company or “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Treasury Regulations 1.409A-3(a)(5) and 1.409A-3(i).

(f)	For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2.
Issuance of Shares under this Award: Subject to Section 4 of the Agreement, and except as described in the next sentence, the Company will issue you the Shares subject to this Award as soon as reasonably possible after the Vesting Date (but, to the extent that Section 409A of the U.S. Internal Revenue Code is applicable to you, in no case later than March 15th of the calendar year after the calendar year in which the Vesting Date occurs). Subject to Section 6(k), in the event of a Termination pursuant to Sections 1(b) through 1(d) prior to the Vesting Date (other than with respect to a “covered employee” under Sections 1(b) or (d)), Shares will be distributed as soon as reasonably possible after the Termination Date or, if later, the date that the Release becomes effective in accordance with Section 1(d) (but in no event later than March

15th after the calendar year in which the Termination Date or the effective date of the Release occurs). Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

3.
Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

4.
Withholding Taxes: If you are subject to United States federal income and employment taxes, this Award is generally taxable upon vesting based on the Fair Market Value on the Vesting Date. For further detail, and for information regarding taxation in other jurisdictions, you should refer to the Global Supplement, which is an attachment to and is incorporated by reference into this Agreement. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Award and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Award or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, if you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, these obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. For purposes of this Award, “Fair Market Value” is defined in Section 30(m) of the Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Award, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of this Award or the subsequent sale of any of the Shares underlying the Award. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

5.
Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

6.	Other Matters:

(a)
The Award granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b)
As the grant of the Award is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Award will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c)
Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Award, including reducing the number of Shares subject to this Award, in accordance with Company policy.

(d)
This Award is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Award is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses long-service awards, pension or retirement benefits or similar payments.

(e)
Your participation in the Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(h)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(i)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(j)	Data Transfer for Administration of Plan.

(i)
You understand that Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(iv)
If you are located in the European Union, your employer and the Company process and transfer Data to Morgan Stanley on the legal basis of: (i) your consent where required under applicable law; (ii) entering into a contract with you and performing our obligations pursuant to such contract.

If you are an employee outside the United States, you will be asked to consent to this data transfer for implementation, administration and management of the Plan separately on the third party administrator’s website when you accept your Award.

(k)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

7.
Miscellaneous: This Agreement (including the Plan, which is incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH
Brad D. Smith, President
and Chief Executive Officer

Award No. ***
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Restricted Stock Unit
(Service-Based Vesting with Threshold Goal: Executive Vice Presidents)
Intuit Inc., a Delaware corporation (“Intuit” or the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.

Name of Participant:	***

Number of Shares:	***
Date of Grant:        ***
First Vesting Date:    ***

***This information is as shown in the Restricted Stock Units section of the third party administrator’s online portal.

Vesting Based on Achievement of Threshold Performance and Service. This Award will be eligible to vest only if the threshold level of performance, as defined in Exhibit A (the “Threshold Goal”), is achieved and is certified by the Compensation and Organizational Development Committee of Intuit’s Board of Directors (the “Committee”). If the Threshold Goal is not achieved and/or certified by the Committee, except as expressly provided in this Agreement, this Award will immediately terminate and you will not be entitled to receive any Shares under this Award. If the Threshold Goal is achieved and certified by the Committee, then you will have the opportunity to vest in this Award as to 33 1/3% of the Number of Shares on each of July 1, [year] (or, if later, the date that the Threshold Goal is certified), July 1, [year], and July 1, [year] (each a “Vesting Date”), provided, in each case, that you have not Terminated before the respective Vesting Date. Notwithstanding the foregoing, Sections 1(b) through 1(d) provide certain circumstances in which you may vest in all or a portion of this Award without certification of the Threshold Goal and/or before the foregoing Vesting Dates. Any portion of this Award that does not vest, including pursuant to Sections 1(b) through 1(d), shall be cancelled and you will have no further right or claim thereunder.

1.	In the event of your Termination prior to the last Vesting Date, the following provisions will govern the vesting of this Award:

(a)
Termination Generally: In the event of your Termination prior to the last Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award immediately will stop vesting and will terminate, and you will have no further right or claim to anything under this Award (other than with respect to the portion of the Award that has previously vested).

(b)
Termination due to Retirement: In the event of your Termination prior to the last Vesting Date due to your Retirement, then, provided that the Threshold Goal is both met and certified by the Committee, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Retirement” means the Termination of your employment with the Company after you have reached age fifty-five (55) and completed ten (10) full years of service with the Company (including any parent or Subsidiary). In the event that your Retirement occurs prior to the Committee’s certification, and the Committee subsequently certifies the achievement of the Threshold Goal, Shares that become vested in accordance with this Section 1(b) will be distributed to you as soon as reasonably practicable on or following the first Vesting Date.

(c)
Termination due to Death or Disability: In the event of your Termination prior to the last Vesting Date due to your death or Disability after you have been actively employed by the Company for one year or more, this Award will vest as to 100% of the Number of Shares on your Termination Date, minus any Shares in which you already have vested, regardless of whether the Threshold Goal has been met, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Disability” is defined in Section 30(j) of the Plan.

(d)
Termination On or Within One Year Following Corporate Transaction: In the event of your Termination by the Company or its successor on or within one year following the date of a Corporate Transaction and prior to the last Vesting Date, you will vest in a pro-rata portion of the Number of Shares, regardless of whether the Threshold Goal has been met, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the Plan.

(e)	For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2.
Issuance of Shares under this Award: Subject to Section 4 of the Agreement, the Company will issue you the Shares subject to this Award as soon as reasonably possible after any Vesting Date or any other date upon which this Award vests under Sections 1(a) through 1(d) (but, to the extent that Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) is applicable to you, in no case later than March 15th of the calendar year after the calendar year in which the vesting event occurs). Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

3.
Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

4.
Withholding Taxes: If you are subject to United States federal income and employment taxes, this Award is generally taxable upon vesting based on the Fair Market Value on the date the Award (or portion thereof) vests. For further detail, and for information regarding taxation in other jurisdictions, you should refer to the Global Supplement, which is an attachment to and is incorporated by reference into this Agreement. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Award and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Award or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, if you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, these obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. For purposes of this Award, “Fair Market Value” is defined in Section 30(m) of the Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Award, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of this Award or the subsequent sale of any of the Shares underlying the Award that vest. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

5.
Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

6.	Other Matters:

(a)
The Award granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b
As the grant of the Award is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Award will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c)
Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Award, including reducing the number of Shares subject to this Award, in accordance with Company policy.

(d)
This Award is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Award is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(e)
Your participation in the Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the Plan and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(h)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(i)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy

Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(j)	Data Transfer for Administration of Plan.

(i)
You understand that Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(iv)
If you are located in the European Union, your employer and the Company process and transfer Data to Morgan Stanley on the legal basis of: (i) your consent where required under applicable law; (ii) entering into a contract with you and performing our obligations pursuant to such contract.

If you are an employee outside the United States, you will be asked to consent to this data transfer for implementation, administration and management of the Plan separately on the third party administrator’s website when you accept your Award.

(k)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

7.
Miscellaneous: This Agreement (including the Plan, which is incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the

Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH
Brad D. Smith, President
and Chief Executive Officer

Award No. ***
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Restricted Stock Unit
(MSPP Purchased Award)
Intuit Inc., a Delaware corporation (the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) and the Management Stock Purchase Program (the “MSPP”) adopted under the 2005 Plan, of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the MSPP or the 2005 Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the MSPP or the 2005 Plan, each of which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the MSPP or the 2005 Plan in any way, or to represent the full terms of the MSPP or the 2005 Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of either the MSPP or the 2005 Plan, the provisions of the MSPP and/or the 2005 Plan, as applicable, shall apply.

Name of Participant:
Employee ID:
Address:
Number of Shares:
Date of Grant:
Settlement Date: [insert date three years from grant date]

***This information is as shown in the Restricted Stock Units section of the third party administrator’s online portal.

This Award will be fully vested on the Date of Grant. This Award is being granted in respect of your election to forgo the payment of cash bonus compensation equal to 100% of the Fair Market Value of the Shares subject to this Award that would have otherwise become payable to you on the Date of Grant.

1. Issuance of Shares under this Award: Subject to Sections 3 and 5(j) of the Agreement, the Company will issue you the Shares subject to this Award as soon as reasonably possible after the Settlement Date. In the event of your Termination prior to the Settlement Date, the Settlement Date under this Agreement will be your Termination Date. Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

2. Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon either of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Shares underlying the Restricted Stock Units are issued, as may be determined by the Company in its sole discretion no later than the time that dividends are paid to the common stockholders of the Company.

3.
Withholding Taxes: This Award is generally taxable for purposes of United States federal and state income tax upon settlement based on the Fair Market Value on the Settlement Date. This Award is generally taxable for purposes of United States federal and state employment taxes upon grant. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Award and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Award or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, if you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, (a) your income tax obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the income tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award and (b) your employment tax obligations will be satisfied by the Company withholding amounts from amounts otherwise payable to you under the Company’s payroll system. For purposes of this Award, “Fair Market Value” is defined in Section 30(m) of the 2005 Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Award, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of this Award or the subsequent sale of any of the Shares underlying the Award that vest. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

4. Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the 2005 Plan and Section 7 of the MSPP. Such decision by the Committee shall be final and binding.

5. Other Matters:

(a) The Award granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b)
As the grant of the Award is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Award will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c) Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Award, including reducing the number of Shares subject to this Award, in accordance with Company policy.

(d)
This Award is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Award is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses long-service awards, pension or retirement benefits or similar payments.

(e) Your participation in the MSPP or the 2005 Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the MSPP, the 2005 Plan, and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(h)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the MSPP and the 2005 Plan.

(i)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the MSPP and the 2005 Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the MSPP and the 2005 Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(j)	Data Transfer for Administration of the MSPP and the 2005 Plan.

(i)
You understand that Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the MSPP and the 2005 Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the MSPP and the 2005 Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the MSPP and the 2005 Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the MSPP and the 2005 Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(k)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

6. Miscellaneous: This Agreement (including the MSPP and the 2005 Plan, which are incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the MSPP and/or the 2005 Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the MSPP and the 2005 Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the 2005 Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the MSPP or the 2005 Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the MSPP, the 2005 Plan, and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH
Brad D. Smith, President
and Chief Executive Officer

Award No. ***
INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Restricted Stock Unit
(MSPP Matching Award)
Intuit Inc., a Delaware corporation (the “Company”), hereby grants you a restricted stock unit award (“Award”) pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “2005 Plan”) and the Management Stock Purchase Program (the “MSPP”) adopted under the 2005 Plan, of the Company’s common stock, $0.01 par value per share (“Common Stock” or “Shares”). The number of Shares that are subject to the Award and may be earned by you (“Number of Shares”) is set forth below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the MSPP or the 2005 Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Award is subject to all of the terms and conditions of the MSPP or the 2005 Plan, each of which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend, or change the MSPP or the 2005 Plan in any way, or to represent the full terms of the MSPP or the 2005 Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of either the MSPP or the 2005 Plan, the provisions of the MSPP and/or the 2005 Plan, as applicable, shall apply.

Name of Participant:
Employee ID:
Address:
Number of Shares:
Date of Grant:
Vesting Date: [insert date three years from grant date]

***This information is as shown in the Restricted Stock Units section of the third party administrator’s online portal.

Subject to the forfeiture provisions set forth in this Agreement, this Award will vest as to 100% of the Number of Shares on the Vesting Date set forth above, provided you have not Terminated prior to that date.

1. In the event of your Termination prior to the Vesting Date, the following provisions will govern the vesting of this Award:

(a) Termination Generally: In the event of your Termination prior to the Vesting Date for any reason other than as expressly set forth in the other subsections of this Section 1 of the Agreement, this Award will terminate without having vested as to any of the shares subject to this Award, and you will have no right or claim to anything under this Award.

(b) Termination due to Retirement: In the event of your Termination prior to the Vesting Date due to your Retirement, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Retirement” means the Termination of your employment with the Company after you have reached age fifty-five (55) and completed ten (10) full years of service with the Company (including any parent or Subsidiary).

(c) Termination due to Death or Disability: In the event of your Termination prior to the Vesting Date due to your death or Disability after you have been actively employed by the Company for one year or more, this Award will vest as to 100% of the Number of Shares on your Termination Date, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Disability” is defined in Section 30(j) of the 2005 Plan.

(d) Termination On or Within One Year Following Corporate Transaction: In the event of your Termination by the Company or its successor on or within one year following the date of a Corporate Transaction and prior to the Vesting Date, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, and round down to the nearest whole Share, and the Vesting Date under this Agreement will be your Termination Date. For purposes of this Award, “Corporate Transaction” is defined in Section 30(i) of the 2005 Plan.

(e) For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the 2005 Plan.

2. Issuance of Shares under this Award: Subject to Section 4 of the Agreement, the Company will issue you the Shares subject to this Award as soon as reasonably possible after the Vesting Date or any other date upon which this Award vests under Sections 1(a) through 1(d) (but, to the extent that Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) is applicable to you, in no case later than March 15th of the calendar year after the calendar year in which the vesting event occurs). Until the date the Shares are issued to you, you will have no rights as a stockholder of the Company. You acknowledge and agree that you may be required to provide a written or electronic acknowledgement prior to the issuance of any Shares to you by the Company under this Agreement.

3. Rights as a Stockholder; Dividend Equivalent Rights: You shall have no voting or other rights as a stockholder with respect to the Shares underlying the Award until such Shares have been issued to you. Notwithstanding the preceding sentence, you shall be entitled to receive payment of the equivalent of any and all dividends declared by the Company on its Common Stock on each date on which dividends are paid on and after the Date of Grant of the Award in an amount equal to the amount of such dividends multiplied by the number of Shares underlying the then outstanding portion of the Award. These dividend equivalents shall be paid upon the later of (a) the date dividends are paid to the common stockholders of the Company, or (b) the date the Restricted Stock Units with respect to which such dividend equivalents are payable become vested and the underlying Shares are issued (it being understood that no dividend equivalents will be paid with respect to Shares underlying any Restricted Stock Units that do not vest, but that dividend equivalent rights equal to the dividends declared on the Company’s Common Stock from and after the Date of Grant of the unvested Restricted Stock Units shall be paid as and when such Restricted Stock Units vest and the underlying Shares are issued).

4.
Withholding Taxes: This Award is generally taxable upon vesting based on the Fair Market Value on the Vesting Date. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Award and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Award or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, if you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, these obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Award that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Award, including any stock-settled dividend equivalent rights paid with respect to any Shares underlying this Award. For purposes of this Award, “Fair Market Value” is defined in Section 30(m) of the 2005 Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Award, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Award. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or settlement of this Award or the subsequent sale of any of the Shares underlying the Award that vest. The Company does not commit and is under no obligation to structure this Award to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Award.

5. Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the 2005 Plan and Section 7 of the MSPP. Such decision by the Committee shall be final and binding.

6. Other Matters:

(a) The Award granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b)
As the grant of the Award is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Award will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c) Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Award, including reducing the number of Shares subject to this Award, in accordance with Company policy.

(d)
This Award is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Award is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses long-service awards, pension or retirement benefits or similar payments.

(e) Your participation in the MSPP or the 2005 Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Award granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the MSPP, the 2005 Plan, and this Award may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

(h)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the MSPP and the 2005 Plan.

(i)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the MSPP and the 2005 Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the MSPP and the 2005 Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(j)	Data Transfer for Administration of the MSPP and the 2005 Plan.

(i)
You understand that Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the MSPP and the 2005 Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the MSPP and the 2005 Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the MSPP and the 2005 Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the MSPP and the 2005 Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(k)
This Agreement, and any issuance of Shares hereunder, is intended to comply and shall be interpreted in accordance with Section 409A of the Code. Upon your Separation from Service, the Company shall determine whether any Shares issued to you in accordance with this Agreement could be determined to be payments from a nonqualified deferred compensation plan and whether you are a “specified employee” as of the applicable payment date (each as defined by Section 409A of the Code). If you are determined to be a “specified employee” and any such payments are payable in connection with your Separation from Service, and are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after your date of Separation from Service, will be paid in a lump sum on the earlier of: (i) the date that is six (6) months after your date of Separation from Service or (ii) the date of your death. The foregoing six (6) month delay shall be applied if and only to the extent necessary to avoid the imposition of taxes under Section 409A of the Code. For purposes of this Agreement, a “Separation from Service” means an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to you in accordance with this Agreement shall be treated as a right to a series of separate payments.

7. Miscellaneous: This Agreement (including the MSPP and the 2005 Plan, which are incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Award, and supersedes all prior agreements or promises with respect to the Award. Except as provided in the MSPP and/or the 2005 Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the MSPP and the 2005 Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of an Award described in Section 14 of the 2005 Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the MSPP or the 2005 Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the MSPP, the 2005 Plan, and this Award (including certain tax consequences related to the Award) is contained in the accompanying Prospectus.

The Company has signed this Agreement effective as of the Date of Grant.

INTUIT INC.

By: /S/ BRAD D. SMITH
Brad D. Smith, President
and Chief Executive Officer

Award No. ***

INTUIT INC. AMENDED AND RESTATED 2005 EQUITY INCENTIVE PLAN GRANT AGREEMENT
Non-Qualified Stock Option
New Hire, Promotion, Retention or Focal Grant
Intuit Inc., a Delaware corporation (the “Company”), hereby grants you a stock option (“Option”), pursuant to the Company’s Amended and Restated 2005 Equity Incentive Plan (the “Plan”), to purchase shares of the Company’s Common Stock, $0.01 par value per share (“Common Stock” or “Shares”), as described below. All capitalized terms in this Grant Agreement (“Agreement”) that are not defined in this Agreement have the meanings given to them in the Plan. This Agreement shall include any appendices, addenda or consents attached hereto or otherwise associated herewith. This Option is subject to all of the terms and conditions of the Plan, which is incorporated into this Agreement by reference. This Agreement is not meant to interpret, extend or change the Plan in any way, or to represent the full terms of the Plan. If there is any discrepancy, conflict or omission between this Agreement and the provisions of the Plan, the provisions of the Plan shall apply.
Name of Participant:    ***
Number of Shares:    ***
Exercise Price Per Share:    ***
Date of Grant:    ***
First Vesting Date:    ***
Expiration Date:    ***

*** The above information is as shown in the Stock Options section of the third party administrator’s online portal.

Vesting Schedule:
So long as you are providing services to the Company, 33 1/3% of the Shares will vest on the First Vesting Date; then 2.778% of the Shares will vest on each monthly anniversary of the first Vesting Date until 100% vested.

1.
Termination: On your Termination, this Option will either cease to vest or, as provided in Section 5.6 of the Plan, accelerate in full if you have been actively employed by the Company for one year or more and become Disabled or die. Vesting may also be suspended in accordance with Company policies, as described in Sections 5.3 and 5.6 of the Plan.

In the event of your Termination prior to the last Vesting Date due to your Retirement, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share. For purposes of this Option, “Retirement” means the Termination of your employment with the Company after you have reached age fifty-five (55) and completed ten (10) full years of service with the Company (including any parent or Subsidiary).

In the event of your Termination by the Company or its successor on or within one year following the date of a Corporate Transaction and prior to the final Vesting Date, you will vest in a pro-rata portion of the Number of Shares, to be calculated as follows: divide your number of full months of service since the Date of Grant by thirty-six (36) months, multiply that quotient by the Number of Shares, then subtract any Shares in which you already have vested, and round down to the nearest whole Share. For purposes of this Option, “Corporate Transaction” is defined in Section 30(i) of the Plan.

For purposes of this Agreement, your Termination will be deemed to occur on the Termination Date, as defined in the Plan.

2.	Option Exercise:

(a)
To exercise this Option, you must follow the exercise procedures established by the Company, as described in Section 5.5 of the Plan. This Option may be exercised only with respect to vested Shares. Payment of the Exercise Price for the Shares may be made in cash (by check) and/or, if a public market exists for the Company’s Common Stock, by means of a Same-Day-Sale Commitment or Margin Commitment from you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures. You understand that the Company may be required to withhold taxes upon exercise of this Option.

(b)
Subject to the exercise procedures established by the Company, the last day this Option may be exercised is seven years from the Date of Grant which is the Expiration Date. If your Termination Date occurs before the Expiration Date, this Option will expire as to all unvested Shares subject to the Option on your Termination Date. Following your Termination Date, this Option may be exercised with respect to vested Shares during the following post-termination exercise periods:

a.	Following your Termination due to your Retirement or to your Disability, this Option may be exercised with respect to vested Shares no later than twelve (12) months after the Termination Date;

b.
Following your Termination due to your death, or upon your death if it occurs within three (3) months following your Termination Date, this Option may be exercised with respect to vested Shares no later than eighteen (18) months after the Termination Date;

c.	Following your Termination for any other reason, this Option may be exercised with respect to vested Shares no later than ninety (90) days after the Termination Date.
Notwithstanding the foregoing, no portion of this Option may be exercised after the Expiration Date. To the extent this Option is not exercised before the end of the applicable post-termination exercise period, in accordance with the exercise procedures established by the Company, the Option will expire as to all Shares remaining subject thereto.

3.
Withholding Taxes: If you are subject to United States federal income and employment taxes, this Option is generally taxable upon exercise based on the Fair Market Value on the date the Option (or portion thereof) vests. For further detail, and for information regarding taxation in other jurisdictions, you should refer to the Global Supplement, which is an attachment to and is incorporated by reference into this Agreement. To the extent required by applicable law, you shall make arrangements satisfactory to the Company for the payment and satisfaction of any income tax, employment tax, social security tax, social insurance, payroll tax, contributions, payment on account or other withholding obligations that arise under this Option and, if applicable, any sale of Shares. The Company shall not be required to issue Shares pursuant to this Option or to recognize any purported transfer of Shares until such obligations are satisfied. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may also be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Option that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined using a rate of up to the maximum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Option. Subject to the Company’s discretion and in compliance with applicable laws, these obligations may otherwise be satisfied by other methods including, but not limited to: (a) through a “same day sale” commitment from the you and a FINRA Dealer meeting the requirements of the Company’s “same day sale” procedures, (b) having the Company withhold amounts from amounts otherwise payable to you under the Company’s payroll system, and (c) any other methods approved by the Company. Notwithstanding the foregoing, if you are a Section 16 Officer of the Company, unless otherwise agreed to by the Company and you, these obligations will be satisfied by the Company withholding a number of Shares that would otherwise be issued under this Option that the Company determines has a Fair Market Value sufficient to meet the tax withholding obligations (determined as the minimum statutory rate in the applicable jurisdictions), including but not limited to withholding with respect to income and/or employment taxes on this Option. For purposes of this Option, “Fair Market Value” is defined in Section 30(m) of the Plan.

You are ultimately liable and responsible for all taxes owed by you in connection with this Option, regardless of any action the Company takes or any transaction pursuant to this section with respect to any tax withholding obligations that arise in connection with this Option. The Company makes no representation or undertaking regarding the treatment of any tax withholding in connection with the grant, issuance, vesting or exercise of this Option or the subsequent sale of any of the Shares underlying the Option that vest and are exercised. The Company does not commit and is under no obligation to structure this Option to reduce or eliminate your tax liability or to ensure that the tax withholding is sufficient to entirely satisfy your tax liability arising from this Option.

4.
Disputes: Any question concerning the interpretation of this Agreement, any adjustments to be made thereunder, and any controversy that may arise under this Agreement, shall be determined by the Committee in accordance with its authority under Section 4 of the Plan. Such decision by the Committee shall be final and binding.

5.	Other Matters:

(a)
The Option granted to an employee in any one year, or at any time, does not obligate the Company or any Subsidiary or other affiliate of the Company to grant an award in any future year or in any given amount and should not create an expectation that the Company (or any Subsidiary or other affiliate) might grant an award in any future year or in any given amount. Decisions regarding any future grants of an award, if any, will be at the sole discretion of the Committee.

(b)
As the grant of the Option is discretionary, the grant does not form part of your contract of employment. If you are employed by any Company in the group other than the Company, the grant of the Option will not form a contractual relationship between you and the Company and will not form part of your contract of employment with the Subsidiary which employs you.

(c)
Notwithstanding anything to the contrary in this Agreement, if you change classification from a full-time employee to a part-time employee, the Company may make unilateral changes to the terms and conditions of this Option, including reducing the number of Shares subject to this Option, in accordance with Company policy.

(d)
This Option is an extraordinary item that does not constitute compensation for services that you have rendered to the Company or any Subsidiaries (including, as applicable, your employer). Further, this Option is not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses long-service awards, pension or retirement benefits or similar payments.

(e)
Your participation in the Plan is voluntary. The Company, and its officers or directors, do not guarantee or make any representation to you regarding the performance of the Common Stock. The future value of the Common Stock is unknown and cannot be predicted with any certainty.

(f)
Because this Agreement relates to terms and conditions under which you may be issued Shares and the Company is a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. You acknowledge and agree that any action, suit, or proceeding relating to this Agreement or the Option granted hereunder shall be brought in the state or federal courts of competent jurisdiction in Santa Clara County in the State of California.

(g)
Communications regarding the Plan and this Option may be made by electronic delivery through an online or electronic system established and maintained by the Company or a third party designated by the Company. You hereby acknowledge that you have read this provision and consent to the electronic delivery of the documents.

6.	Data Privacy:

(a)
You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement by and among, as applicable, your employer, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

(b)
You understand that your employer, the Company and its Subsidiaries, as applicable, collect and hold certain personal information about you regarding your employment, the nature and amount of your compensation and the fact and conditions of your participation in the Plan, including, but not limited to, your name, gender, home address, email address and telephone number, date of birth, tax file number, social security number or other identification number, salary, tax information, nationality, job title, any shares of stock or directorships held in the Company and its Subsidiaries, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor and other personal data reasonably required for the purpose of implementing, administering and managing the Plan (the “Data”). For more information about your employer’s collection and processing of your Data for this purpose, please see Intuit’s Global Employee Privacy Policy, which can be found on the Company’s Intranet or by contacting your local human resources representative.

(c)	Data Transfer for Administration of Plan.

(i)
You understand that Data may be transferred to Morgan Stanley Smith Barney LLC at 2000 Westchester Avenue, Purchase, NY 10577 to assist with the implementation, administration and management of the Plan. You understand that this recipient may act as a Data Controller under applicable privacy laws and consent that Morgan Stanley may receive, possess, use, retain, and transfer Data to provide support and organizational and technical services to implement, manage, and administer the Plan. Morgan Stanley may be located in the United States or in other countries with different data privacy laws and a lower level of data privacy protections than in your country. Your employer and the Company will implement appropriate measures to ensure the security and confidentiality of Data transferred. You have the right to withdraw consent at any time with future effect.

(ii)
You understand that the Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan or as required by applicable laws. You understand that your consent is voluntary and that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein with future effect, in any case without cost, by contacting in writing your local human resources representative. Such a withdrawal will not affect the lawfulness of the processing prior to the consent withdrawal.

(iii)
You understand, however, that while refusing or withdrawing your consent will not have a negative impact on your employment, it may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(iv)
If you are located in the European Union, your employer and the Company process and transfer Data to Morgan Stanley on the legal basis of: (i) your consent where required under applicable law; (ii) entering into a contract with you and performing our obligations pursuant to such contract.

If you are an employee outside the United States, you will be asked to consent to this data transfer for implementation, administration and management of the Plan separately on the third party administrator’s website when you accept your Award.

7.
Miscellaneous: This Agreement (including the Plan, which is incorporated herein by reference) constitutes the entire agreement between you and the Company with respect to this Option, and supersedes all prior agreements or promises with respect to the Option. Except as provided in the Plan, this Agreement may be amended only by a written document signed by the Company and you. Subject to the terms of the Plan, the Company may assign any of its rights and obligations under this Agreement, and this Agreement shall be binding on, and inure to the benefit of, the successors and assigns of the Company. Subject to the restrictions on transfer of the Option described in Section 14 of the Plan, this Agreement shall be binding on your permitted successors and assigns (including heirs, executors, administrators and legal representatives). All notices required under this Agreement or the Plan must be mailed or hand-delivered, (1) in the case of the Company, to the Company, attn.: Stock Administration, at 2535 Garcia Ave., Mountain View, CA 94043, or at such other address designated in writing by the Company to you, and (2) in the case of you, at the address recorded in the books and records of the Company as your then current home address. You acknowledge and agree that any such notices from the Company to you may also be delivered through the Company’s electronic mail system (prior to your Termination Date) or at the last email address you provided to the Company (after your Termination Date).

Additional information about the Plan and this Option (including certain tax consequences of exercising the Option and disposing of the Shares) is contained in the accompanying Prospectus.
The Company has signed this Agreement effective as of the Date of Grant.
INTUIT INC.

By: /s/ Brad D. Smith
Brad D. Smith, President and
Chief Executive Officer